E-11
Exhibit 6
J-Bird Music Group Ltd.
Form 10-KSB
File No. 0-24449

                            AGREEMENT
                               TO
                    DISCHARGE PROMISSORY NOTE
                               AND
                       RELEASE COLLATERAL

AGREEMENT entered into this 12th day of November, 1998 by and between ROSS CORPORATION, a Rhode Island corporation having a principal place of business located at Allens Avenue, Wakefield, Rhode Island (Hereinafter Ross) and J-BIRD MUSIC GROUP, LTD., a Pennsylvania corporation having a principal place of business at 396 Danbury road, Wilton, Connecticut (Hereinafter J-Bird).

WHEREAS J-Bird assigned all of its right, title and interest in and to the technology and patents pending in a renal ozone sterilization system (Hereinafter the assigned rights) by an assignment which purports to have been executed in February, 1998 (EXHIBIT A and hereinafter the assignment) and;

WHEREAS   Ross,  in  return  for  said  assignment,  executed   a
promissory   note  dated  December  10,  1997  (EXHIBIT   B   and
hereinafter the note) in the amount of five hundred thousand dollars ($500,000) and;

WHEREAS Ross secured the note by pledging the assigned rights as collateral by executing a pledge agreement dated December 10, 1997 (EXHIBIT C and hereinafter the pledge) and;

WHEREAS J-Bird is desirous of obtaining more shares of its own stock and;

WHEREAS   the  parties  are  now  desirous  of  solidifying   and
reaffirming the transactions contemplated by Exhibits A, B and C and this agreement;

NOW THEREFORE, in consideration of the mutual premises and promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1.   REAFFIRMATION OF PREVIOUS DOCUMENTS

The parties agree that EXHIBITS A, B, and C are hereby reaffirmed. The date of the assignment is hereby amended to read December 10, 1997 and any other assignments relating to the same transaction which may have been executed by the parties is hereby declared null and void.

2.   SATISFACTION OF THE NOTE
Ross  shall  transfer  to J-Bird on hundred twenty-five  thousand
(125,000)   shares  of  J-Bird  common  stock  full  performance,
satisfaction and payment of all of its obligations under the note.

3.   DISCHARGE OF THE NOTE AND RELEASE OF PLEDGED COLLATERAL

J-Bird shall completely discharge and cancel the note and release the assigned rights pledged as collateral to secure the note. J-Bird shall return the originals of those documents with the appropriate acknowledgments of full satisfaction, payment and release contemporaneously with the execution of this agreement.

4.   REPRESENATIONS OF J-BIRD

A. J-Bird represents and warrants that it has not encumbered the assigned rights either prior to the assignment or subsequent to the pledge as collateral to secure the note.

B. J-Bird represents and warrants that it is duly authorized by all necessary corporate action relating to the execution of this agreement and the consummation of the transaction contemplated hereby as well as those transactions contemplated by EXHIBITS A, B and C. This agreement as well as EXHIBITS A, B and C have been duly executed and delivered and constitutes the legal, valid and binding obligations of J-Bird.

C. J-Bird remises, releases and forever quitclaims unto Ross, its heirs, assigns, executors and administrators, any and all manner of actions, causes of actions, debts, dues, claims and demand arising out of its ownership of the assigned rights and the transactions contemplated hereby and agrees to defend any claims that may be raised that may be raised against Ross by anyone arising out of the time that J-Bird owned said assigned rights or held them as collateral to secure the note.

5.   REPRESENTATIONS OF ROSS

Ross has been duly authorized by all necessary corporate actions relating to the execution, delivery and performance of this agreement and the consummation of the transactions contemplated hereby. This agreement has been duly executed and delivered and constitutes the legal, valid and binding obligations of Ross.

IN WITNESS WHEREOF, the parties have hereunto set their hands and seals this day, month and year above written.

ROSS CORPORATION

BY: /s/

J-BIRD MUSIC GROUP, LTD

BY: /s/